UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): May 6, 2015

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Cabot Boulevard West Langhorne, Pennsylvania	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2015, Alliqua BioMedical, Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment to the Company’s 2014 Long-Term Incentive Plan (the “2014 Plan”) to increase the total number of shares of common stock authorized for issuance under the 2014 Plan by an additional 3,500,000 shares, to a total of 5,500,000 shares of common stock (the “Plan Amendment”). The Plan Amendment had been previously approved by the Company’s board of directors (the “Board”) on February 26, 2015, subject to stockholder approval.

For more information about the Plan Amendment and the 2014 Plan, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 27, 2015 (the “2015 Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Plan Amendment above and such portions of the 2015 Proxy are qualified in their entirety by reference to the full text of the Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following three proposals were submitted to the Company’s stockholders:

(1)	Election of seven directors to serve on the Board for a term of one year or until their respective successors are elected and qualified, for which the following were nominees: David Johnson; Jerome Zeldis, M.D., Ph.D.; Andrew Africk; Perry Karsen; Joseph Leone; Gary Restani; and Jeffrey Sklar.

(2)	A proposal to approve the Plan Amendment.

(3)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For more information about the foregoing proposals, see the Company’s 2015 Proxy, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1)	Election of seven directors to serve on the Board for a term of one year or until their respective successors are elected and qualified:

Director	For	Withheld	Broker Non-Votes
Andrew Africk	8,328,600	31,999	4,601,306
David Johnson	8,317,187	43,412	4,601,306
Perry Karsen	8,326,500	34,099	4,601,306
Joseph Leone	8,307,669	52,930	4,601,306
Gary Restani	8,106,066	254,533	4,601,306
Jeffrey Sklar	7,873,556	487,043	4,601,306
Jerome Zeldis, M.D., Ph.D.	7,857,597	503,002	4,601,306

(2)	Approval of the Plan Amendment:

For	Against	Abstain	Broker Non-Votes
7,665,111	601,399	94,089	4,601,306

(3)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstain
12,839,671	104,402	17,832

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to the Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: May 6, 2015	By:	/s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer